4861-7037-1157 FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March __, 2023, between MODUSLINK CORPORATION, a Delaware corporation (“Borrower”), and UMPQUA BANK, an Oregon state-chartered bank (together with its successors and assigns, “Lender”). Capitalized terms used but not defined in this Amendment shall have the meaning given to such terms in the Credit Agreement (defined below). RECITALS A. Borrower and Lender are parties to that certain Credit Agreement dated as of March 16, 2022 (the “Credit Agreement”). B. Borrower and Lender have agreed to amend the Credit Agreement as set forth herein, subject to the terms and conditions of this Amendment. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows: 1. Amendments to Credit Agreement. (a) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows: "Maturity Date" means, with respect to Revolving Loans, March 31, 2025; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. (b) Section 7.05 of the Credit Agreement is amended and restated in its entirety to read as follows: 7.05 Payment of Dividends and Distributions. Declare or pay any dividends upon its shares of stock or other equity interests now or hereafter outstanding or make any distribution of assets to its equityholders as such, whether in cash, property or securities, except: (a) dividends and other distributions payable by Subsidiaries to Borrower; and (b) such other dividends paid by Borrower as Borrower may elect to pay up to (i) until July 31, 2023, $13,000,000 in the aggregate per fiscal year, or (ii) after July 31, 2023, $10,000,000 in the aggregate per fiscal year; provided, however, that as a condition precedent to the ability of Borrower or any Subsidiary to pay dividends and make distributions pursuant to clause (b) of this Section 7.05, (i) Borrower shall deliver to Lender a pro forma Compliance Certificate in form and substance satisfactory to Lender certifying that the Distribution Fixed Charge Coverage Ratio after giving effect to such distribution shall not be less than 1.50 to 1.00, and that Borrower is in compliance with the financial covenants set forth in Section 7.13 after giving effect to such distribution, in each case determined on a pro forma basis, and (ii) there shall not exist, and such distribution shall not cause, an Event of Default or Default. (c) Section 7.13(a) of the Credit Agreement is amended and restated in its entirety to read as follows: (a) Minimum Adjusted Tangible Net Worth. Fail to maintain at all times Adjusted Tangible Net Worth of no less than (i) from and after the Closing Date, through October 31, 2022, $7,500,000, (ii) from and after November 1, 2022, through April 30, 2023, $10,000,000, and (iii) from and after May 1, 2023, $12,500,000, in each case calculated as of the last day of each fiscal quarter. DocuSign Envelope ID: 3ADA7853-9DCD-4D93-93E5-84818D4CA152

4861-7037-1157 -2- 2. Conditions. This Amendment shall be effective as of the date (the "Amendment Effective Date") when Lender shall have received each of the following, in each case in form and substance satisfactory to Lender: (a) this Amendment, duly executed by Borrower, Lender and Guarantors; (b) such other documents as Lender may reasonably request; and (c) payment of all of Lender’s reasonable out-of-pocket fees, costs and expenses incurred in connection with this Amendment, including, without limitation, reasonable legal fees of Lender’s counsel. 3. Representations and Warranties. Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (c) the execution and delivery of this Amendment does not violate its organizational documents, (d) after giving effect to this Amendment, the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (e) after giving effect to this Amendment, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (f) after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment. 4. Scope of Amendment; Reaffirmation. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). 5. RELEASE. To the fullest extent permitted by California Civil Code Section 1542, Borrower expressly waives and releases all rights conferred upon it by the provisions of such section, and expressly agrees that this Amendment shall be given full force and effect according to its express terms. California Civil Code Section 1542 provides: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR SUCH RELEASED PARTY." With regard to Section 1542 of the California Civil Code, Borrower hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, expenses and defenses, which are presently unknown, unanticipated, misunderstood and unsuspected. Borrower further agrees, represents and warrants that this Amendment has been negotiated and agreed upon in light of that realization and that it nevertheless hereby waives and releases all rights and benefits which it may otherwise have against the Lender under Section 1542 of the California Civil Code, including without limitation, claims for all unknown, unanticipated, misunderstood and unsuspected causes of action and all DocuSign Envelope ID: 3ADA7853-9DCD-4D93-93E5-84818D4CA152

4861-7037-1157 -3- other claims, demands, debts, controversies, damages, costs, losses, expenses and defenses. 6. Miscellaneous. (a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents. (b) Form. Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel. (c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents. (d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment including, without limitation, the reasonable fees and disbursements of Lender’s counsel. (e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns. (f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. The Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature. (g) Governing Law; Jurisdiction; Waiver of Jury Trial; etc. THE PROVISIONS OF SECTIONS 9.13 AND 9.14 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN. (h) Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. [Signatures Pages Follow.] DocuSign Envelope ID: 3ADA7853-9DCD-4D93-93E5-84818D4CA152

Signature Page to First Amendment to Credit Agreement 4861-7037-1157 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BORROWER: MODUSLINK CORPORATION, a Delaware corporation By: Name: Catherine L. Venable Title: Secretary DocuSign Envelope ID: 3ADA7853-9DCD-4D93-93E5-84818D4CA152

Signature Page to First Amendment to Credit Agreement 4861-7037-1157 LENDER: UMPQUA BANK, an Oregon state-chartered bank By: Name: Title: DocuSign Envelope ID: 3ADA7853-9DCD-4D93-93E5-84818D4CA152 Middle Market Relationship Manager Monica Fleming

Signature Page to First Amendment to Credit Agreement 4861-7037-1157 The undersigned Guarantors hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to reaffirm each Loan Document now or previously executed by the undersigned and to confirm that each such Loan Document is in full force and effect, and to acknowledge that without such consent and confirmation, Lender would not execute this Amendment. GUARANTORS: SOL HOLDINGS, INC., a Delaware corporation SALESLINK MEXICO HOLDING CORP., a Delaware corporation MODUS MEDIA INTERNATIONAL DOCUMENTATION SERVICES (IRELAND), LIMITED, a Delaware corporation MODUS MEDIA INTERNATIONAL (IRELAND) LIMITED, a Delaware corporation By: Name: Catherine L. Venable Title: Secretary DocuSign Envelope ID: 3ADA7853-9DCD-4D93-93E5-84818D4CA152

DocuSign

Certificate Of Completion

Envelope Id: 3ADA78539DCD4D9393E584818D4CA152 | Status: Completed

Subject: Complete with DocuSign: Umpqua.ModusLink.First Amendment to Credit Agreement EXECUTION.pdf

Source Envelope:

Document Pages: 6	Signatures: 3	Envelope Originator:
Certificate Pages: 5	Initials: 0	Larry Her
AutoNav: Enabled		1 Sw Columbia St.
EnvelopeId Stamping: Enabled		Portland, OR 97258
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		LarryHer@umpquabank.com
		IP Address: 73.2.124.59

Record Tracking

Status: Original 3/13/2023 3:27:51 PM	Holder: Larry Her LarryHer@umpquabank.com	Location: DocuSign

Signer Events	Signature	Timestamp
Catherine L. Venable cathy_venable@moduslink.com CFO ModusLink Corporation Security Level: Email, Account Authentication (None)	DocuSigned by: Catherine L. Venable 3A468922701249D... Signature Adoption: Pre-selected Style Using IP Address: 173.19.131.201	Sent: 3/13/2023 3:31:32 PM Viewed: 3/13/2023 4:34:23 PM Signed: 3/13/2023 7:38:41 PM
Electronic Record and Signature Disclosure: Accepted: 3/13/2023 4:34:22 PM ID: 917ab980-ed2e-431f-8a61-f9d669bc6c9c Company Name: Umpqua Holdings Corporation		
Monica Fleming monicafleming@umpquabank.com Security Level: Email, Account Authentication (None)	DocuSigned by: Monica Fleming 5A6CB58454D046A... Signature Adoption: Pre-selected Style Using IP Address: 136.226.66.248	Sent: 3/13/2023 7:38:42 PM Viewed: 3/13/2023 7:41:35 PM Signed: 3/13/2023 7:41:56 PM
Electronic Record and Signature Disclosure: Accepted: 3/13/2023 7:41:35 PM ID: 0c03fe21-1662-4c4d-af0b-9dda27c2e323 Company Name: Umpqua Holdings Corporation		

In Person Signer Events	Signature	Timestamp

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Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	3/13/2023 3:31:32 PM
Certified Delivered	Security Checked	3/13/2023 7:41:35 PM
Signing Complete	Security Checked	3/13/2023 7:41:56 PM
Completed	Security Checked	3/13/2023 7:41:56 PM

Payment Events	Status	Timestamps

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure CONSUMER DISCLOSURE: From time to time, Umpqua Bank (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signing system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document. Getting paper copies: At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after signing session and, if you elect to create a DocuSign signer account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below. Withdrawing your consent: If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below. Consequences of changing your mind: If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign ‘Withdraw Consent’ form on the signing page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us. All notices and disclosures will be sent to you electronically: Electronic Record and Signature Disclosure created on: 8/8/2019 10:19:51 AM Parties agreed to: Catherine L. Venable, Monica Fleming

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us. How to contact Umpqua Bank: You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically at the following number: (866) 486-7782. To advise Umpqua Bank of your new e-mail address: To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, contact us at (866) 486-7782: be prepared to provide your previous e-mail address and your new e-mail address. In addition, you must notify DocuSign, Inc. to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in the DocuSign system. To request paper copies from Umpqua Bank: To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must contact us at (866) 486-7782 and be prepared to provide your e-mail address, full name, US Postal address, and telephone number. To withdraw your consent with Umpqua Bank: To inform us that you no longer want to receive future notices and disclosures in electronic format you may: i. decline to sign a document from within your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may; ii. contact us at (866) 486-7782 and provide your e-mail, full name, US Postal Address, and telephone number. Required hardware and software:

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